UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 24, 2006
COLONIAL REALTY LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

Delaware	0-20707	63-1098468
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		Number)

2101 Sixth Avenue North
Suite 750
Birmingham, Alabama		35202
(Address of principal		(Zip Code)
executive offices)
Registrant’s telephone number, including area code:
(205) 250-8700
Not applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
     On August 24, 2006, Colonial Realty Limited Partnership, or CRLP, agreed to issue $275,000,000 aggregate principal amount of its 6.05% Senior Notes due 2016. The notes will be issued on or about August 29, 2006 pursuant to an Underwriting Agreement dated as of August 24, 2006 and a related Terms Agreement also dated as of August 24, 2006, each by and among CRLP, on the one hand, and UBS Securities LLC, Bear, Stearns & Co. Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named in the Terms Agreement (the “Underwriters”), on the other hand. Copies of the Underwriting Agreement and Terms Agreement are attached to this Form 8-K as Exhibits 1.1 and 1.2, respectively, and incorporated herein by reference.
     In the ordinary course of their respective businesses, some of the Underwriters and/or their affiliates have engaged, and expect in the future to engage, in investment banking, commercial banking, financial advisory and/or general financing transactions with CRLP or CRLP’s general partner, Colonial Properties Trust, for which they have received, and may in the future receive, customary fees and commission for these services.
Item 9.01. Financial Statements and Exhibits
(a) Financial Statements of Business Acquired.
Not applicable.
(b) Pro Forma Financial Information.
Not applicable.
(c) Shelf Company Transactions.
Not applicable.
(d) Exhibits.
     The following exhibits are filed as part of this report:

Exhibit	Document
1.1	Underwriting Agreement, dated August 24, 2006, by and among Colonial Realty Limited Partnership, on the one hand, and UBS Securities LLC, Bear, Stearns & Co. Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named in the related Terms Agreement, on the other hand

1.2	Terms Agreement, dated August 24, 2006, by and among Colonial Realty Limited Partnership, on the one hand, and UBS Securities LLC, Bear, Stearns & Co. Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein, on the other hand

4.1	Colonial Realty Limited Partnership $275,000,000 6.05% Senior Note due 2016

4.2	Indenture dated as of July 22, 1996, by and between Colonial Realty Limited Partnership and Deutsche Bank Trust Company Americas (formerly Bankers Trust Company) (Incorporated by reference to Exhibit 4.1 to the Form 10-K/A dated October 10, 2003, filed by Colonial Realty Limited Partnership)

4.3	First Supplemental Indenture dated as of December 31, 1998, by and between Colonial Realty Limited Partnership and Deutsche Bank Trust Company Americas (formerly Bankers Trust Company)

5.1	Opinion of Hogan & Hartson L.L.P. regarding the legality of the Notes

5.2	Opinion of Sirote & Permutt, P.C. regarding Alabama law

23.1	Consent of Hogan & Hartson L.L.P. (included in Exhibit 5.1)

23.2	Consent of Sirote & Permutt, P.C. (included in Exhibit 5.2)

25.1	Statement of Eligibility of Trustee on Form T-1 (incorporated by reference to Exhibit 25 in Colonial Realty Limited Partnership’s Amendment No. 1 to Registration Statement on Form S-3 (File No. 333-126086), filed on June 23, 2005)

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLONIAL REALTY LIMITED PARTNERSHIP

	By:	Colonial Properties Trust, its general partner

Date: August 29, 2006	By:	/s/ John E. Tomlinson

John E. Tomlinson Executive Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit	Document
1.1	Underwriting Agreement, dated August 24, 2006, by and among Colonial Realty Limited Partnership, on the one hand, and UBS Securities LLC, Bear, Stearns & Co. Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named in the related Terms Agreement, on the other hand

1.2	Terms Agreement, dated August 24, 2006, by and among Colonial Realty Limited Partnership, on the one hand, and UBS Securities LLC, Bear, Stearns & Co. Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein, on the other hand

4.1	Colonial Realty Limited Partnership $275,000,000 6.05% Senior Note due 2016

4.2	Indenture dated as of July 22, 1996, by and between Colonial Realty Limited Partnership and Deutsche Bank Trust Company Americas (formerly Bankers Trust Company) (Incorporated by reference to Exhibit 4.1 to the Form 10-K/A dated October 10, 2003, filed by Colonial Realty Limited Partnership)

4.3	First Supplemental Indenture dated as of December 31, 1998, by and between Colonial Realty Limited Partnership and Deutsche Bank Trust Company Americas (formerly Bankers Trust Company)

5.1	Opinion of Hogan & Hartson L.L.P. regarding the legality of the Notes

5.2	Opinion of Sirote & Permutt, P.C. regarding Alabama law

23.1	Consent of Hogan & Hartson L.L.P. (included in Exhibit 5.1)

23.2	Consent of Sirote & Permutt, P.C. (included in Exhibit 5.2)

25.1	Statement of Eligibility of Trustee on Form T-1 (incorporated by reference to Exhibit 25 in Colonial Realty Limited Partnership Amendment No. 1 to Registration Statement on Form S-3 (File No. 333-126086), filed on June 23, 2005)